Exhibit 99.2  Unaudited Supplemental Financial Information

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                                             THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES
                                                   CONSOLIDATED STATEMENTS OF OPERATIONS
                                          (dollar amounts in thousands, except per share amounts)
                                                               UNAUDITED


                                                    Thirteen weeks ended                         Thirty-nine weeks Ended
                                          ----------------------------------------      -----------------------------------------
                                              Nov. 1, 2003          Nov. 2, 2002            Nov. 1, 2003          Nov. 2, 2002
                                          ------------------   -------------------      -------------------   -------------------
                                                       %                     %                        %                     %
                                             Amount    Sales       Amount    Sales          Amount    Sales      Amount     Sales
---------------------------------------------------------------------------------------------------------------------------------
Merchandise Sales                         $ 435,055     80.9   $  425,015     80.8      $1,297,472     80.9   $1,325,358     81.2
Service Revenue                             102,636     19.1      101,283     19.2         307,159     19.1      306,226     18.8
---------------------------------------------------------------------------------------------------------------------------------
Total Revenues                              537,691    100.0      526,298    100.0       1,604,631    100.0    1,631,584    100.0
---------------------------------------------------------------------------------------------------------------------------------
Costs of Merchandise Sales                  301,871     69.4      293,097     69.0         937,114     72.2      921,220     69.5
Costs of Service Revenue                     76,333     74.4       74,444     73.5         231,986     75.5      227,936     74.4
---------------------------------------------------------------------------------------------------------------------------------
Total Costs of Revenues                     378,204     70.3      367,541     69.8       1,169,100     72.9    1,149,156     70.4
---------------------------------------------------------------------------------------------------------------------------------
Gross Profit from Merchandise Sales         133,184     30.6      131,918     31.0         360,358     27.8      404,138     30.5
Gross Profit from Service Revenue            26,303     25.6       26,839     26.5          75,173     24.5       78,290     25.6
---------------------------------------------------------------------------------------------------------------------------------
Total Gross Profit                          159,487     29.7      158,757     30.2         435,531     27.1      482,428     29.6
---------------------------------------------------------------------------------------------------------------------------------
Selling, General and Administrative
 Expenses                                   130,034     24.2      123,690     23.5         420,860     26.2      378,428     23.2
---------------------------------------------------------------------------------------------------------------------------------
Operating Profit                             29,453      5.5       35,067      6.7          14,671      0.9      104,000      6.4
Non-operating Income                            786      0.1          878      0.2           2,687      0.2        2,698      0.1
Interest Expense                              8,959      1.6       11,471      2.2          29,263      1.8       35,876      2.2
---------------------------------------------------------------------------------------------------------------------------------
Net Earnings (Loss)from Continuing
 Operations Before Income Taxes and
 Cumulative Effect of Change in Accounting
 Principle                                   21,280      4.0       24,474      4.7         (11,905)    (0.7)      70,822      4.3

Income Tax Expense (Benefit)                  7,874     37.0        9,055     37.0          (4,405)    37.0       26,204     37.0
---------------------------------------------------------------------------------------------------------------------------------
Net Earnings (Loss) from Continuing
 Operations Before Cumulative Effect of
 Change in Accounting Principle              13,406      2.5       15,419      2.9          (7,500)    (0.5)      44,618      2.7

Net Earnings (Loss) from Discontinued
 Operations, Net of Tax                       1,294      0.2           96      0.0         (20,914)    (1.3)       1,016      0.0

Cumulative Effect of Change in
 Accounting Principle, Net of Tax                 -      0.0            -      0.0          (2,484)    (0.1)           -      0.0
---------------------------------------------------------------------------------------------------------------------------------
Net Earnings (Loss)                          14,700      2.7       15,515      2.9         (30,898)    (1.9)      45,634      2.7

Retained Earnings, beginning of period      571,403               624,894                  630,847               601,944
Cash Dividends                                3,550                 3,479                   10,528                10,427
Effect of Stock Options                       2,035                   204                    8,583                   353
Dividend Reinvestment Plan                        -                   117                      320                   189
---------------------------------------------------------------------------------------------------------------------------------
Retained Earnings, end of period          $ 580,518            $  636,609               $  580,518            $  636,609
---------------------------------------------------------------------------------------------------------------------------------
Basic Earnings (Loss) per Share:
  Net Earnings (Loss) From Continuing
   Operations Before Cumulative Effect
   of Change in Accounting Principle      $    0.26            $     0.30               $    (0.14)           $     0.87

  Net Earnings (Loss) From Discontinued
   Operations, Net of Tax                      0.02                     -                    (0.40)                 0.02

  Cumulative Effect of Change in
   Accounting Principle, Net of Tax               -                     -                    (0.05)                    -
---------------------------------------------------------------------------------------------------------------------------------
Basic Earnings (Loss) per Share           $    0.28            $     0.30               $    (0.59)           $     0.89
---------------------------------------------------------------------------------------------------------------------------------
Diluted Earnings (Loss) per Share:
  Net Earnings (Loss) From Continuing
   Operations Before Cumulative Effect
   of Change in Accounting Principle      $    0.24            $     0.28               $    (0.14)           $     0.82

  Net Earnings (Loss) From Discontinued
   Operations, Net of Tax                      0.02                     -                    (0.40)                 0.02

  Cumulative Effect of Change in
   Accounting Principle, Net of Tax               -                     -                    (0.05)                    -
---------------------------------------------------------------------------------------------------------------------------------
Diluted Earnings (Loss) per Share         $    0.26            $     0.28               $    (0.59)           $     0.84
---------------------------------------------------------------------------------------------------------------------------------
Cash Dividends Per Share                  $  0.0675            $   0.0675               $    .2025            $    .2025
---------------------------------------------------------------------------------------------------------------------------------

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                             THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES
                                         CONSOLIDATED BALANCE SHEETS
                            (dollar amounts in thousands, except per share amounts)
                                                 UNAUDITED

                                                                     Nov. 1, 2003       Feb. 1, 2003*       Nov. 2, 2002
-------------------------------------------------------------------------------------------------------------------------

ASSETS
 Current Assets:
   Cash and cash equivalents                                          $   33,837          $   42,770         $   26,928
   Accounts receivable, net                                               28,734              17,916             18,889
   Merchandise inventories                                               532,876             488,882            528,445
   Prepaid expenses                                                       21,474              43,746             18,065
   Deferred income taxes                                                  31,659              13,723             19,877
   Other                                                                  48,985              56,687             36,649
   Assets held for disposal                                               26,949               1,146              4,332
------------------------------------------------------------------------------------------------------------------------
      Total Current Assets                                               724,514             664,870            653,185
------------------------------------------------------------------------------------------------------------------------
 Property and Equipment-at cost:
   Land                                                                  264,121             264,101            263,233
   Buildings and improvements                                            896,337             890,898            886,603
   Furniture, fixtures and equipment                                     593,199             580,746            572,265
   Construction in progress                                               24,858              19,450             14,573
------------------------------------------------------------------------------------------------------------------------
                                                                       1,778,515           1,755,195          1,736,674
   Less accumulated depreciation and amortization                        772,123             724,709            707,784
------------------------------------------------------------------------------------------------------------------------
      Property and Equipment - net                                     1,006,392           1,030,486          1,028,890
------------------------------------------------------------------------------------------------------------------------
 Other                                                                    52,310              47,003             40,420
 Assets from Discontinued Operations                                           -              57,551             57,917
------------------------------------------------------------------------------------------------------------------------
      Total Assets                                                    $1,783,216          $1,799,910         $1,780,412
------------------------------------------------------------------------------------------------------------------------

LIABILITIES AND STOCKHOLDERS' EQUITY
 Current Liabilities:
   Accounts payable                                                   $  298,438          $  200,053         $  193,573
   Accrued expenses                                                      254,910             232,255            228,941
   Current maturities of long-term debt and obligations
     under capital leases                                                 72,185             101,882             99,685
------------------------------------------------------------------------------------------------------------------------
      Total Current Liabilities                                          625,533             534,190            522,199
------------------------------------------------------------------------------------------------------------------------
 Long-term debt and obligations under capital leases,
   less current maturities                                               311,906             375,577            382,813
 Convertible long-term debt                                              150,000             150,000            150,000
 Other long-term liabilities                                              28,902              25,156                  -
 Deferred income taxes                                                    43,801              60,663             66,432
 Deferred gain on sale leaseback                                           4,300               4,332              4,389
 Commitments and Contingencies
 Stockholders' Equity:
   Common Stock, par value $1 per share:
     Authorized 500,000,000 shares; Issued 63,910,577 shares              63,911              63,911             63,911
   Additional paid-in capital                                            177,244             177,244            177,244
   Retained earnings                                                     580,518             630,847            636,609
   Accumulated other comprehensive income (loss)                           2,139                (151)                 -
------------------------------------------------------------------------------------------------------------------------
                                                                         823,812             871,851            877,764

   Less cost of shares in treasury - 9,028,897 shares
     10,070,729 shares and 10,152,878 shares                             145,774             162,595            163,921
   Less cost of shares in benefits trust - 2,195,270 shares               59,264              59,264             59,264
------------------------------------------------------------------------------------------------------------------------
      Total Stockholders' Equity                                         618,774             649,992            654,579
------------------------------------------------------------------------------------------------------------------------
      Total Liabilities and Stockholders' Equity                      $1,783,216          $1,799,910         $1,780,412
------------------------------------------------------------------------------------------------------------------------
* Taken from the audited financial statements at February 1, 2003.

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                                         THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES
                                               CONSOLIDATED STATEMENTS OF CASH FLOWS
                                                   (dollar amounts in thousands)
                                                             UNAUDITED



Thirty-nine Weeks Ended                                                         Nov. 1, 2003       Nov. 2, 2002
----------------------------------------------------------------------------------------------------------------
Cash Flows from Operating Activities:
     Net (loss) earnings                                                       $  (30,898)           $  45,634
     Net (loss) earnings from discontinued operations                             (20,914)               1,016
----------------------------------------------------------------------------------------------------------------
     Net (loss) earnings from continuing operations                                (9,984)              44,618
     Adjustments to Reconcile Net (Loss) Earnings From Continuing
        Operations to Net Cash Provided by Continuing Operations:
         Depreciation and amortization                                             52,558               57,549
         Cumulative effect of change in accounting principle, net of tax            2,484                    -
         Accretion of asset disposal obligation                                       140                    -
         Deferred income taxes                                                    (36,144)              (1,652)
         Deferred gain on sale lease back                                             (32)                   -
         Loss on assets held for disposal                                               -                1,590
         Loss on asset impairments                                                  2,121                    -
         Loss from sale of assets                                                     633                  109
     Changes in Operating Assets and Liabilities:
         Decrease in accounts receivable, prepaid expenses and other               17,485               38,299
         Increase in merchandise inventories                                      (43,994)              (8,972)
         Increase (decrease) in accounts payable                                   98,385              (22,512)
         Increase (decrease) in accrued expenses                                   28,965              (14,465)
         Increase in other long-term liabilities                                    3,746                1,535
----------------------------------------------------------------------------------------------------------------
     Net Cash provided by continuing operations                                   116,363               96,099
     Net Cash (used in) provided by discontinued operations                            (1)               4,346
----------------------------------------------------------------------------------------------------------------
Net Cash Provided by Operating Activities                                         116,362              100,445
----------------------------------------------------------------------------------------------------------------

Cash Flows from Investing Activities:
     Capital expenditures from continuing operations                              (32,679)             (22,869)
     Capital expenditures from discontinued operations                                  -               (1,829)
     Proceeds from sales of assets                                                  3,362                6,317
----------------------------------------------------------------------------------------------------------------
Net Cash Used in Investing Activities                                             (29,317)             (18,381)
----------------------------------------------------------------------------------------------------------------
Cash Flows from Financing Activities:
     Net borrowings (payments) under line of credit agreements                        140              (70,836)
     Repayment of life insurance policy loan                                            -              (20,686)
     Payments on capital lease obligations                                           (578)                (477)
     Reduction of long-term debt                                                  (92,930)            (116,523)
     Net proceeds from issuance of notes                                               -               146,250
     Dividends paid                                                               (10,528)             (10,427)
     Proceeds from exercise of stock options                                        7,011                  578
     Proceeds from dividend reinvestment plan                                         907                1,004
----------------------------------------------------------------------------------------------------------------
Net Cash Used in Financing Activities                                             (95,978)             (71,117)
----------------------------------------------------------------------------------------------------------------
Net (Decrease) Increase in Cash                                                    (8,933)              10,947
----------------------------------------------------------------------------------------------------------------
Cash and Cash Equivalents at Beginning of Period                                   42,770               15,981
----------------------------------------------------------------------------------------------------------------
Cash and Cash Equivalents at End of Period                                     $   33,837            $  26,928
----------------------------------------------------------------------------------------------------------------

Non-cash financing activities:
        Equipment Capital Leases                                               $        -            $   1,301
----------------------------------------------------------------------------------------------------------------

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                                  THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES
                                 COMPUTATION OF BASIC AND DILUTED EARNINGS PER SHARE
                                         (in thousands, except per share data)
                                                       UNAUDITED


                                                                Thirteen weeks ended                Thirty-nine weeks ended
                                                        -----------------------------------    ----------------------------------
                                                          Nov. 1, 2003        Nov. 2, 2002       Nov. 1, 2003        Nov. 2, 2002
                                                        --------------      ---------------    --------------        ------------
(a)  Net Earnings (Loss) from continuing operations
      before cumulative effect of change in
      accounting principle                                   $ 13,406            $ 15,419        $    (7,500)          $   44,618

     Adjustment for interest on convertible senior
       notes, net of income tax effect                          1,001                 977                  -                1,803
---------------------------------------------------------------------------------------------------------------------------------
(b)  Adjusted net earnings (loss) from continuing
       operations before cumulative effect
       of change in accounting principle                     $ 14,407            $ 16,396        $    (7,500)          $   46,421
---------------------------------------------------------------------------------------------------------------------------------

(c)  Average number of common shares outstanding
       during period                                           52,537              51,534             52,002               51,490

     Common shares assumed issued upon conversion of
       convertible senior notes                                 6,697               6,697                  -                4,072

     Common shares assumed issued upon exercise
       of dilutive stock options, net of assumed
       repurchase, at the average market price                  1,176                 853                  -                1,025
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(d)  Average number of common shares assumed
       outstanding during period                               60,410              59,084             52,002               56,587
---------------------------------------------------------------------------------------------------------------------------------
     Basic Earnings (Loss) per Share:

     Net Earnings (Loss) From Continuing operations
       Before Cumulative Effect of Change in
       Accounting Principle (a/c)                            $   0.26            $   0.30        $      (0.14)         $     0.87

     Net Earnings (Loss) From Discontinued
       Operations, Net of Tax                                    0.02                  -                (0.40)               0.02

     Cumulative Effect of Change in
       Accounting Principle, Net of Tax                             -                  -                (0.05)                  -
---------------------------------------------------------------------------------------------------------------------------------
     Basic Earnings (Loss) per Share                         $   0.28            $   0.30        $      (0.59)         $     0.89
---------------------------------------------------------------------------------------------------------------------------------
     Diluted Earnings (Loss) per Share:

     Net Earnings (Loss) From Continuing Operations
        Before Cumulative Effect of Change in
        Accounting Principle (b/d)                           $   0.24            $   0.28        $      (0.14)         $     0.82

     Net Earnings (Loss) From Discontinued
        Operations, Net of Tax                                   0.02                   -               (0.40)               0.02

     Cumulative Effect of Change in
        Accounting Principle, Net of Tax                            -                   -               (0.05)                  -
---------------------------------------------------------------------------------------------------------------------------------
     Diluted Earnings (Loss) per Share                       $   0.26            $   0.28        $      (0.59)         $     0.84
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                                 THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES
                                                ADDITIONAL INFORMATION
                                            (dollar amounts in thousands)
                                                      UNAUDITED




                                                          Thirteen weeks ended                     Thirty-nine weeks ended
                                                  ------------------------------------      ------------------------------------
                                                    Nov. 1, 2003         Nov. 2, 2002        Nov. 1, 2003         Nov. 2, 2002
                                                  ---------------      ---------------      ---------------      ---------------
 Capital expenditures                              $       11,259       $      12,747       $        32,679      $       24,698

 Depreciation and amortization                     $       15,537       $      17,014       $        52,558      $       57,549

 Non-operating income:
     Net rental revenue                            $          627       $         624       $         2,177      $        1,934
     Investment income                                        122                 217                   385                 712
     Other income                                              37                  37                   125                  52
                                                   --------------       --------------      ---------------      ---------------
                  Total                            $          786       $         878       $         2,687      $        2,698
                                                   ==============       ==============      ===============      ===============

 Comparable store sales percentages:
     Merchandise                                              2.4%               (1.9)%                (2.2)%               1.2%
     Service                                                  1.2                 1.0                   0.2                (1.3)
     Total                                                    2.2                (1.3)                 (1.7)                0.7


Total square feet of retail space (including service centers)                                    12,206,785         12,866,929

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